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                                    EXHIBIT 5

                                Application Form





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                [SENTRY LIFE INSURANCE COMPANY OF NEW YORK LOGO]
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                                                                                                       VARIABLE ANNUITY APPLICATION
____________________________________________________________________________________________________________________________________

1.   ANNUITANT
     Name_________________________________________________________  Soc. Sec. No._______________________Date of Birth_______________
     Address______________________________________________________  Telephone No.___________________________________________________
     City________________________________State _______ Zip________  Sentry Employee? [ ] Yes   [ ] No                      Male  [ ]
     Date Annuity Payments Begin ___________,_____________________           Spouse? [ ] Yes   [ ] No                     Female [ ]
                                   (Month)        (Year)
____________________________________________________________________________________________________________________________________
2.   CONTRACT OWNER (Complete only if different from Annuitant.)              Date of Birth_________________________________________
Name_________________________________________________________________________ Soc. Sec. No._________________________________________
Address_________________________________________________________________________City________________________State________Zip________
Contingent Owner*___________________________________________________________________________________________________________________
*Only the spouse of the contract owner may be named as contingent owner.
____________________________________________________________________________________________________________________________________
3. BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)
Primary Beneficiary__________________________________________________________ Relationship______________________________  _________%
Contingent Beneficiary_______________________________________________________ Relationship______________________________  _________%
____________________________________________________________________________________________________________________________________
4.   PURCHASE PAYMENTS AND ALLOCATION                                        T. Rowe Price Fixed Income Series, Inc.
Initial Purchase Payment $_________________________________                  _________________________________________
Planned Subsequent Purchase Payments* $____________________                      PRIME RESERVE PORTFOLIO.................._________%
Bill Me:    _____ Monthly   _____ Qtrly   _____ Annually                         LIMITED-TERM BOND PORTFOLIO.............._________%
                                                                             T. Rowe Price Equity Series, Inc.
                                                                              ________________________________________
                                                                                 PERSONAL STRATEGY BALANCED PORTFOLIO....._________%
*Subsequent purchase payments will be allocated as shown                     Janus Aspen Series
unless otherwise directed.                                                   ________________________________________
                                                                                 AGGRESSIVE GROWTH PORTFOLIO.............._________%
                                                                                                 TOTAL ALLOCATION must equal 100   %
____________________________________________________________________________________________________________________________________
5.   PLAN TYPE (CHECK AS MANY BOXES AS APPLY.)                      [ ]  Qualified Plan
     [ ] Non Qualified Plan                                              [ ] Traditional  IRA - Tax  Contribution  Year
     [ ] 1035 Transfer (Non-Qualified only)                              [ ] Roth IRA - Tax Contribution Year  _______
     Cost Basis of contract being replaced $ _________________           [ ] Rollover IRA
     Original date of contract being replaced ________________           [ ] Transfer IRA (Complete Transfer Form)
____________________________________________________________________________________________________________________________________
6.    Make Check Payable To:   SENTRY LIFE                         Send Check With Application To:
      INSURANCE COMPANY OF NEW YORK                                   ANNUITY SERVICE OFFICE
                                                                      P.O. BOX 4944
                                                                      SYRACUSE, NY  13221
____________________________________________________________________________________________________________________________________
7.   SPECIAL REQUESTS
____________________________________________________________________________________________________________________________________
8.   ANNUITANT REQUESTS STATEMENT OF ADDITIONAL INFORMATION.        [ ] Yes  [ ] No
____________________________________________________________________________________________________________________________________
9.   IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY? [ ] Yes  [ ] No
____________________________________________________________________________________________________________________________________

10. I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF SENTRY VARIABLE ACCOUNT I, T. ROWE PRICE FIXED INCOME SERIES, INC., T.
ROWE PRICE EQUITY INCOME SERIES, INC., AND JANUS ASPEN SERIES. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I (WE) CERTIFY UNDER PENALTIES OF PERJURY THAT THE ABOVE SOCIAL
SECURITY NUMBER IS CORRECT.

This application has been signed in________________________________________________________________, ______________________________
                                                                    City                                            State
on_____________________________________________ month____________________________________________________day __________________ year
Signature                                                            Signature of
of Annuitant________________________________________________________ Contract Owner_________________________________________________
(Owner unless otherwise indicated)                                   (If other than Annuitant)
____________________________________________________________________________________________________________________________________
11.  AGENT'S REPORT
Will the annuity replace an existing life insurance               If Yes, indicate type of contract:            [ ]  Life Insurance
or annuity contract?   [ ] Yes   [ ] No                           (Submit any required replacement forms.)      [ ]  Annuity
Signature of Agent_________________________________________________  Phone Number (______)__________________________________________
Print Agent Name ___________________________________________________  Sales Code ___________________________________________________
Name of Broker Dealer_____________________________________________________Address___________________________________________________
City____________________________________________________________________________State __________________________ Zip________________

____________________________________________________________________________________________________________________________________
32-158 (NY-Rpt 2)                    Sentry Life Insurance Company of New York o Syracuse, N.Y.                                 1-00
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